UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSRS

Investment Company Act file number	811-4670

DWS Global/International Fund, Inc.

(Exact Name of Registrant as Specified in Charter)

345 Park Avenue

New York, NY 10154

(Address of principal executive offices)             (Zip code)

Registrant’s Telephone Number, including Area Code: (212) 454-7190

Paul Schubert

345 Park Avenue

New York, NY 10154

(Name and Address of Agent for Service)

Date of fiscal year end:	08/31

Date of reporting period:	02/28/06

ITEM 1.               REPORT TO STOCKHOLDERS

DWS Global Thematic Fund

(formerly Scudder Global Fund)

FEBRUARY 28, 2006

Semiannual Report
to Shareholders

Contents

Click Here Performance Summary

Click Here Information About Your Fund's Expenses

Click Here Portfolio Management Review

Click Here Portfolio Summary

Click Here Investment Portfolio

Click Here Financial Statements

Click Here Financial Highlights

Click Here Notes to Financial Statements

Click Here Other Information

Click Here Investment Management Agreement Approval

Click Here Account Management Resources

Click Here Privacy Statement

This report must be preceded or accompanied by a prospectus. To obtain a prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the fund. Please read the prospectus carefully before you invest.

Investments in mutual funds involve risk. Some funds have more risk than others. This fund is subject to stock market risk. Investing in foreign securities presents certain unique risks not associated with domestic investments, such as currency fluctuation, political and economic changes and market risks. All of these factors may result in greater share price volatility. Please read this fund's prospectus for specific details regarding its investments and risk profile.

DWS Scudder is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Asset Management, Inc., Deutsche Investment Management Americas Inc. and DWS Trust Company.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Performance Summary February 28, 2006

Classes A, B and C

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit www.dws-scudder.com for the Fund's most recent month-end performance.

The maximum sales charge for Class A shares is 5.75%. For Class B shares, the maximum contingent deferred sales charge (CDSC) is 4% within the first year after purchase, declining to 0% after six years. Class C shares have no adjustment for front-end sales charges but redemptions within one year of purchase may be subject to a CDSC of 1%. Unadjusted returns do not reflect sales charges and would have been lower if they had. Class R shares are not subject to sales charges.

To discourage short-term trading, shareholders redeeming shares held less than 30 days will have a lower total return due to the effect of the 2% short-term redemption fee.

Returns and rankings during the 1-year, 3-year, 5-year and 10-year periods shown for Class A, Class C and Class R shares and for all periods shown for Class B shares reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

Returns shown for Class A, B and C shares prior to their inception on June 18, 2001 and Class R shares prior to its inception on November 3, 2003 are derived from the historical performance of Class S shares of the DWS Global Thematic Fund during such periods and have been adjusted to reflect the higher gross total annual operating expenses of each specific class. Any difference in expenses will affect performance.

Average Annual Total Returns (Unadjusted for Sales Charge) as of 2/28/06
DWS Global Thematic Fund	6-Month*	1-Year	3-Year	5-Year	10-Year
Class A	21.09%	28.88%	28.47%	8.14%	9.23%
Class B	20.52%	27.79%	27.44%	7.28%	8.35%
Class C	20.59%	27.91%	27.50%	7.30%	8.38%
Class R	20.89%	28.53%	28.23%	7.90%	8.97%
MSCI World Index+	10.29%	13.25%	22.33%	4.49%	7.24%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

* Total returns shown for periods less than one year are not annualized.

Net Asset Value
	Class A	Class B	Class C	Class R
Net Asset Value: 2/28/06	$ 33.23	$ 32.89	$ 32.90	$ 33.22
8/31/05	$ 29.60	$ 29.35	$ 29.35	$ 29.63
Distribution Information: Six Months: Income Dividends as of 2/28/06	$ .11	$ —	$ —	$ .10
Capital Gains as of 2/28/06	$ 2.29	$ 2.29	$ 2.29	$ 2.29
Class A Lipper Rankings — Global Multi-Cap Growth Funds Category as of 2/28/06
Period	Rank		Number of Funds Tracked	Percentile Ranking (%)
1-Year	3	of	68	5
3-Year	6	of	52	12

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return unadjusted for sales charges with distributions reinvested. If sales charges had been included, rankings might have been less favorable. Rankings are for Class A shares; other share classes may vary.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)
[] DWS Global Thematic Fund — Class A [] MSCI World Index+

Yearly periods ended February 28

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net initial investment of $9,425.

Comparative Results (Adjusted for Maximum Sales Charge) as of 2/28/06
DWS Global Thematic Fund		1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$12,147	$19,983	$13,941	$22,778
	Average annual total return	21.47%	25.96%	6.87%	8.58%
Class B	Growth of $10,000	$12,479	$20,499	$14,111	$22,308
	Average annual total return	24.79%	27.03%	7.13%	8.35%
Class C	Growth of $10,000	$12,791	$20,726	$14,224	$22,357
	Average annual total return	27.91%	27.50%	7.30%	8.38%
Class R	Growth of $10,000	$12,853	$21,082	$14,625	$23,616
	Average annual total return	28.53%	28.23%	7.90%	8.97%
MSCI World Index+	Growth of $10,000	$11,325	$18,308	$12,455	$20,109
	Average annual total return	13.25%	22.33%	4.49%	7.24%

The growth of $10,000 is cumulative.

+ The Morgan Stanley Capital International (MSCI) World Index is an unmanaged, capitalization-weighted measure of global stock markets including the US, Canada, Europe, Australia and the Far East. The index is calculated using closing local market prices and converts to US dollars using the London close foreign exchange rates. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Class AARP and Class S

Class AARP has been created especially for members of AARP. Class S shares are no longer available to new investors except under certain circumstances. (Please refer to the Fund's Statement of Additional Information.)

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit www.dws-scudder.com for the Fund's most recent month-end performance.

To discourage short-term trading, shareholders redeeming shares held less than 30 days will have a lower total return due to the effect of the 2% short-term redemption fee.

Returns for the 3-year, 5-year and 10-year periods shown for Class AARP shares reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

Returns shown for Class AARP shares for the periods prior to its inception on September 11, 2000 are derived from the historical performance of Class S shares of the DWS Global Thematic Fund during such periods and have assumed the same expense structure during such periods. Any difference in expenses will affect performance.

Average Annual Total Returns as of 2/28/06
DWS Global Thematic Fund	6-Month*	1-Year	3-Year	5-Year	10-Year
Class S	21.28%	29.44%	28.92%	8.47%	9.54%
Class AARP	21.20%	29.22%	28.80%	8.42%	9.52%
MSCI World Index+	10.29%	13.25%	22.33%	4.49%	7.24%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

* Total returns shown for periods less than one year are not annualized.

Net Asset Value and Distribution Information
	Class AARP	Class S
Net Asset Value: 2/28/06	$ 33.21	$ 33.15
8/31/05	$ 29.64	$ 29.64
Distribution Information: Six Months: Income Dividends as of 2/28/06	$ .20	$ .27
Capital Gains as of 2/28/06	$ 2.29	$ 2.29
Class S Lipper Rankings — Global Multi-Cap Growth Funds Category as of 2/28/06
Period	Rank		Number of Funds Tracked	Percentile Ranking (%)
1-Year	1	of	68	2
3-Year	3	of	52	6
5-Year	7	of	37	19
10-Year	7	of	13	50

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return with distributions reinvested. Rankings are for Class S shares; other share classes may vary.

Growth of an Assumed $10,000 Investment
[] DWS Global Thematic Fund — Class S [] MSCI World Index+

Yearly periods ended February 28
Comparative Results as of 2/28/06
DWS Global Thematic Fund		1-Year	3-Year	5-Year	10-Year
Class S	Growth of $10,000	$12,944	$21,427	$15,017	$24,875
	Average annual total return	29.44%	28.92%	8.47%	9.54%
Class AARP	Growth of $10,000	$12,922	$21,369	$14,979	$24,824
	Average annual total return	29.22%	28.80%	8.42%	9.52%
MSCI World Index+	Growth of $10,000	$11,325	$18,308	$12,455	$20,109
	Average annual total return	13.25%	22.33%	4.49%	7.24%

The growth of $10,000 is cumulative.

+ The Morgan Stanley Capital International (MSCI) World Index is an unmanaged, capitalization-weighted measure of global stock markets including the US, Canada, Europe, Australia and the Far East. The index is calculated using closing local market prices and converts to US dollars using the London close foreign exchange rates. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, Class B shares reduced expenses; had it not done so, expenses would have been higher. The tables are based on an investment of $1,000 made at the beginning of the six-month period ended February 28, 2006.

The tables illustrate your Fund's expenses in two ways:

Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended February 28, 2006
Actual Fund Return	Class A	Class B	Class C	Class R	Class AARP	Class S
Beginning Account Value 9/1/05	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 2/28/06	$ 1,210.90	$ 1,205.20	$ 1,205.90	$ 1,208.90	$ 1,212.00	$ 1,212.80
Expenses Paid per $1,000*	$ 8.72	$ 13.51	$ 13.07	$ 10.13	$ 7.51	$ 6.97
Hypothetical 5% Fund Return	Class A	Class B	Class C	Class R	Class AARP	Class S
Beginning Account Value 9/1/05	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 2/28/06	$ 1,016.91	$ 1,012.55	$ 1,012.94	$ 1,015.62	$ 1,018.00	$ 1,018.50
Expenses Paid per $1,000*	$ 7.95	$ 12.33	$ 11.93	$ 9.25	$ 6.85	$ 6.36

* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.

Annualized Expense Ratios	Class A	Class B	Class C	Class R	Class AARP	Class S
DWS Global Thematic Fund	1.59%	2.47%	2.39%	1.85%	1.37%	1.27%

For more information, please refer to the Fund's prospectus.

Portfolio Management Review

In the following interview, Lead Portfolio Manager Oliver Kratz discusses the market environment, fund performance and investment strategy in managing DWS Global Thematic Fund during the six-month period ended February 28, 2006.

Q: How did the global equity markets perform during the past six months?

A: Global equities performed very well over the semiannual period, as the combination of continued economic growth in the United States, lower energy prices, strong corporate earnings and signs of a recovery in Japan all helped lend support to stock prices.

Japan was the top-performing major market. Real estate prices began to rise in selected regions of the country and core consumer price inflation climbed in both November and December, indicating that Japan may be in the final stage of overcoming the destructive deflation of the past decade. The outlook for Japan's consumers also started to brighten, as wage growth data steadily improved and Japanese job-to-applicant ratios reached a sixteen-year high.

Emerging markets also produced standout results for the six-month period. Countries with an emphasis on natural resources, energy production and materials extraction — such as Brazil and Russia — produced robust returns, as the backdrop of increased Asian consumption, most notably from India and China, exacerbated a supply-and-demand imbalance for energy and commodities. Elsewhere among the global markets, European stocks outperformed by a small margin, while the US stock market lagged. On a sector basis, the top performers during the period were materials, financials and industrials, while telecommunications services was the most notable laggard.

Q: How did the fund perform during the semiannual period?

A: The fund performed very well in relation to both its benchmark and its peer group. For the six-month period ended February 28, 2006, the Class A shares of DWS Global Thematic Fund returned 21.09%. In comparison, the fund's benchmark — the MSCI World Index — returned 10.29%.1 The fund's oldest share class — its S shares — was the top performer of the 74 funds in its Lipper peer group — Global Multi-Cap Growth — for the period, and it has finished in the top decile of the peer group during the one- and three-year periods, and in the top quartile during the five-year period.2

(Returns are unadjusted for sales charges. If sales charges had been included, returns would have been lower. Past performance is no guarantee of future results. Please see pages 4 through 9 for the performance of other share classes and for more complete performance information.)

We believe the fund's performance record points to the effectiveness of our investment approach. To review, we strive to determine investment themes that we believe will dominate the global economy in the years ahead, then we seek to identify well-managed, fundamentally sound companies that stand to benefit from the emergence of these themes. The goal of this investment strategy is to take advantage of multiyear trends that we believe will transcend the short-term fluctuations of the global economy and world equity markets.

1 The Morgan Stanley Capital International (MSCI) World Index is an unmanaged, capitalization-weighted measure of global stock markets, including the US, Canada, Europe, Australia and the Far East. The index is calculated using closing local market prices and converts to US dollars using the London close foreign exchange rates. Index returns assume reinvestment of all dividends and, unlike fund returns, do not reflect fees or expenses. It is not possible to invest directly into an index.

2 Source: Lipper Inc. as of 2/29/04. Lipper figures include reinvestment of dividends and capital gains and represent the average of the total returns reported by all of the mutual funds designated by Lipper Inc. as falling into the Global Funds category. Past performance is no guarantee of future results. According to Lipper Inc., global funds are those that invest at least 25% of assets in securities traded outside of the US and that may own US securities as well. It is not possible to invest directly into a Lipper category.

Q: Will you discuss the key elements of your positioning and how they impacted fund performance?

A: Before discussing the portfolio's themes, we would like to note that in all 10 of the major industry sectors, the fund's stock picks outperformed the corresponding stocks in the benchmark. Additionally, the fund's allocations — in other words, its over- or underweightings versus the benchmark — also added value in all 10 sectors, although it is important to note that these allocations are the result of a bottom-up stock selection process, not of active management decisions. Still, we are gratified that we were able to add value across the board during the semiannual period.

Fund Assets by Theme, as of February 28, 2006*
Disequilibria	18.8%
Supply Chain Dominance	17.0%
Virtuality	14.8%
New Annuities	12.6%
Ultimate Subcontractors	11.1%
Greater China	8.3%
Japan Restructuring	7.2%
Security	6.7%
Safety Assets	2.0%
Private/Public Partnerships	1.0%
Distressed Companies	0.5%

* Subject to change.

Disequilibria: This theme, which focuses on companies that are forced to adapt or make positive change as a result of industry flux, made the largest contribution to performance during the six-month period. European banking stocks such as Commerzbank AG of Germany and Capitalia SpA of Italy, both of which have undergone large restructuring initiatives, were the top performers in Disequilibria. The fund's position in ABB Ltd., the Swiss manufacturer of automation and power technologies, also performed very well, as the company won an order worth more than $220 million to link electricity networks across six US Gulf states. The most significant detractor in this theme was MFI Furniture Group PLC of the United Kingdom, which was faced with a difficult sales environment due to sluggishness in the UK economy. The portfolio's weighting in Disequilibria increased marginally during the reporting period. (As of February 28, 2006, the positions in ABB, Ltd. and MFI Furniture were sold.)

Supply Chain Dominance: Companies with the ability to pressure their suppliers and gain a competitive advantage by extracting the highest profit margins from sales populate this theme. Winners here included the Japanese construction equipment maker Komatsu Ltd., which rallied on increasing capital spending, and Samsung Electronics Co. Ltd. (Korea), which rose on the strength of positive earnings news. A new addition to this theme is Tenaris SA (Luxembourg), a maker of tubular steel products that reported record fourth-quarter earnings due to rising demand for its high-end products. We added to the fund's position in this theme during the period, as we have found opportunities in some agricultural stocks, including producers of grains, fertilizer and equipment.

Virtuality: The identification of companies that benefit from their intellectual property is the crux of this long-standing theme. The fund's top performer here, Monsanto Co. (US), provides an excellent illustration of this theme at work. Monsanto has transformed itself from a traditional chemical company to an agro/biotechnology concern, with an emphasis on genetically modified seeds, meaning that the driver of its revenues has shifted from manufacturing to intellectual property. Monsanto has experienced record sales and higher profits on the strength of the rapidly growing demand for its seeds, and this has been reflected in its outstanding stock price performance. Two pharmaceutical stocks — Teva Pharmaceutical Industries Ltd. (Israel) and Pfizer, Inc. (US) — also made positive contributions to the fund's return. We added to the portfolio's positions in pharmaceutical stocks during the period, leading to an increased weighting in Virtuality.

New Annuities: Our new annuities theme is based on our belief that investor demand for companies with assets that can generate predictable long-term returns will continue to grow. The largest contributors in this theme were Canadian National Railway, whose fourth-quarter profit grew 14 percent as higher demand for forest products and increased container imports into Canada boosted revenue, and Fomento Economic Mexicano SA de CV (FEMSA), whose earnings were better than expected after strong performances at its convenience store chain and beer division. (As of February 28, 2006, the position in Canadian National Railway was sold.)

Ultimate Subcontractors: This theme — which focuses on companies that are able to conduct one-sided price negotiation as a result of their access to materials — is largely invested in energy stocks, and therefore has been a significant contributor to performance during the past two years. However, given the strong rally in many of the stocks held in the fund, we have been gradually reducing the portfolio's weighting in this theme. As of February 28, 2006, 11.1 % of fund assets was held in Ultimate Subcontractors, compared with 16.6% a year earlier.

Top contributors during the semiannual period were the Russian energy companies OAO Gazprom (ADR), which reported a 41% increase in third-quarter revenues, and Lukoil, which we elected to sell at a profit. A non-energy stock, Aracruz Celulose SA — a Brazilian pulp and paper company — rose as investors have begun to recognize the pricing power of Brazilian manufacturers relative to their global competitors. A notable detractor was EnCana Corp. (Canada), which was hurt by the 41% decline in the price of natural gas during the six-month period. Even though fourth-quarter profits more than doubled, the company cut its 2006 output targets, citing rising costs.

Greater China: One of the most important developments of the past decade has been the emergence of Asia not just as an export hub, but as a maturing economy where a middle class has begun to emerge and flex its spending muscle. Believing this trend is only in the early stages, we seek to take advantage of Asia's growth through the Greater China theme.

Making the largest contribution to performance here were China Petroleum & Chemical Corp., which benefited from rising retail product prices, and South Korea's LG Electronics, a manufacturer of various consumer products that rallied amid optimism about its future sales growth, and which we sold at a profit. On the negative side, shares of the Hong Kong-based hotel stock Shangri-La Asia fell on concerns that the bird flu may affect travel. We have since eliminated the stock from the portfolio. Also detracting was Quanta Computer Inc. of Taiwan, which faced higher operating expenses and questions about future growth.

Japan Restructuring: Based on the evolving relationship between Japanese government and business, this theme made the third-largest contribution to performance due to the exceptional strength in Japan's stock market. With the Japanese economic recovery under way, the underlying profitability of financial and real-estate-related securities has rebounded. This helped boost shares of the fund's holdings in the real estate companies Mitsubishi Estate Co. Ltd. and Mitsubishi Fudosan Co Ltd., which both saw gains on the expectation that Japanese asset values will increase. The investment firms Nomura Holdings Inc. and Mizuho Financial Group, Inc. also picked up significant ground. The fund's weight in this theme decreased during the period due to our decision to take some profits in the wake of Japan's strong performance.

Security: We introduced this theme to the portfolio early in the reporting period. The development of this theme stems from our observations of trends in both on-line business transactions and wealth accumulation, as well as in population and census data. Among these observations is that the technological advances that have dramatically increased our dependence on electronic commerce have also created a proportional need to protect the massive amounts of data resulting from these transactions. Further, we have witnessed substantial increases in the number of high net worth individuals whose age and lifestyle are compelling them to seek wealth preservation. Also contributing to this new theme are the disparities in income that have heightened class divisions. Combined with the omnipresent fear of terrorist attacks in just about every part of the world, this calls for the need to safeguard physical assets as well. The growth of population density, too, has given rise to biological threats, in which large groups of people have the ability to quickly transmit dangerous viruses. As a theme, Security attempts to exploit the ability that companies have to provide the technological and human resources necessary to protect people, their assets and information.

The top contributors to performance in this new theme were Julius Baer Holding Ltd., a Swiss wealth manager, and Cisco Systems, Inc., the US networking company whose stock has seen gains in 2006 after trending sideways through the first four months of the period.

Safety Assets: In order to manage the risk of instability in the global economy and/or financial markets, we hold a small position in stocks leveraged to the mining of metals, especially gold, which tend to have a low correlation with the global markets overall. This sector performed very well during the past six months, with many of our holdings in this theme delivering returns north of 35% and all contributing positively to performance. The best performer in Safety Assets, the South African mining company Gold Fields Ltd., was the second-largest top individual contributor to the fund overall, with a gain of nearly 92%. We reduced the fund's weighting in this theme, as we elected to take profits following the strong performance of gold stocks during the period.

Q: Do you have any closing thoughts for investors?

A: Instead of focusing on economic cycles, which we do not believe can be accurately predicted, we will continue striving to identify some of the large inefficiencies and changes affecting the world. In addition, we will continue to seek investments that have a low correlation to broader market performance. We are maintaining a portfolio of diversified themes that we believe allows our investors always to have some investment ideas working even as others are in hibernation.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time based on market and other conditions and should not be construed as a recommendation.

Portfolio Summary

Asset Allocation (Excludes Securities Lending Collateral)	2/28/06	8/31/05

Common Stocks	94%	92%
Exchange Traded Funds	3%	2%
Preferred Stocks	2%	2%
Cash Equivalents	1%	4%
	100%	100%
Geographical Diversification (As a % of Common and Preferred Stocks)	2/28/06	8/31/05

United States and Canada	29%	25%
Europe (excluding United Kingdom)	27%	29%
Pacific Basin	18%	18%
Japan	8%	9%
Latin America	6%	6%
United Kingdom	6%	7%
Africa	1%	2%
Other	5%	4%
	100%	100%
Sector Diversification (As a % of Common and Preferred Stocks)	2/28/06	8/31/05

Financials	27%	23%
Materials	12%	17%
Information Technology	12%	10%
Consumer Discretionary	11%	6%
Health Care	10%	8%
Industrials	9%	12%
Energy	9%	11%
Consumer Staples	6%	6%
Telecommunication Services	3%	3%
Utilities	1%	4%
	100%	100%

Asset allocation, geographical diversification and sector diversification are subject to change.

Ten Largest Equity Holdings at February 28, 2006 (17.4% of Net Assets)	Country	Percent
1. Cisco Systems, Inc. Developer of computer network products	United States	2.2%
2. Total SA Producer of oil and natural gas	France	2.1%
3. Pfizer, Inc. Manufacturer of prescription pharmaceuticals and non-prescription self-medications	United States	1.9%
4. Samsung Electronics Co., Ltd. Manufacturer of electronic parts	Korea	1.8%
5. Mizuho Financial Group, Inc. Provider of financial services	Japan	1.6%
6. Oracle Corp. Provider of database management software	United States	1.6%
7. Porsche AG Designs, manufactures and markets luxury sports cars	Germany	1.6%
8. ExxonMobil Corp. Explorer and producer of oil and gas	United States	1.6%
9. Citigroup, Inc. Provider of diversified financial services	United States	1.5%
10. Aracruz Celulose SA Manufacturer of forest products and producer of bleached eucalyptus pulp	Brazil	1.5%

Portfolio holdings are subject to change.

For more complete details about the Fund's investment portfolio, see page 22. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Fund as of month end will be posted to www.dws-scudder.com on the 15th day of the following month. Please see the Account Management Resources section for contact information.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. This form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio as of February 28, 2006 (Unaudited)

	Shares	Value ($)

Common Stocks 92.7%
Australia 0.6%
Australian Agricultural Co., Ltd.	291,430	367,140
Macquarie Airports	2,875,000	6,868,318
(Cost $7,698,388)		7,235,458
Austria 0.7%
Erste Bank der Oesterreichischen Sparkassen AG	128,627	7,820,819
Erste Bank der Oesterreichischen Sparkassen AG*	18,373	1,098,189
(Cost $7,345,685)		8,919,008
Bermuda 2.3%
Credicorp Ltd.	517,800	15,497,754
Tyco International Ltd.	455,800	11,755,082
(Cost $26,649,615)		27,252,836
Brazil 2.9%
Aracruz Celulose SA (ADR) (Preferred)	367,800	18,077,370
Gol-Linhas Aereas Inteligentes SA (ADR) (Preferred)	204,900	6,720,720
Natura Cosmeticos SA	46,800	2,725,711
Votorantim Celulose e Papel SA (ADR) (a)	439,400	6,485,544
(Cost $28,541,319)		34,009,345
Canada 1.6%
EnCana Corp.	171,072	7,075,000
Goldcorp, Inc.	291,600	7,428,237
Meridian Gold, Inc.*	164,400	4,151,771
(Cost $6,553,149)		18,655,008
China 1.5%
China Construction Bank "H"*	5,219,000	2,426,039
China Petroleum & Chemical Corp. "H"	13,448,000	8,027,906
China Shenhua Energy Co., Ltd. "H"*	4,915,500	7,375,311
Xinao Gas Holdings Ltd.	751,600	639,138
(Cost $12,251,086)		18,468,394
Finland 2.2%
Neste Oil Oyj*	184,900	5,652,797
Nokian Renkaat Oyj (a)	903,600	14,380,773
UPM-Kymmene Oyj	286,900	6,088,624
(Cost $23,810,147)		26,122,194
France 3.9%
Carrefour SA	89,850	4,459,911
Credit Agricole SA	212,519	7,761,386
Societe Generale	60,482	8,570,067
Total SA	100,897	25,344,566
(Cost $32,702,409)		46,135,930
Germany 7.7%
Allianz AG (Registered)	61,943	9,996,798
Bayer AG	329,680	13,264,425
Bayerische Motoren Werke AG	110,731	5,323,209
Commerzbank AG	486,743	17,716,005
DaimlerChrysler AG (a)	111,400	6,179,358
Deutsche Telekom AG (Registered)	590,994	9,325,581
E.ON AG	82,155	9,091,532
Schering AG	130,576	9,379,811
Stada Arzneimittel AG	326,863	11,759,527
(Cost $67,542,433)		92,036,246
Hong Kong 1.7%
A-S China Plumbing Products Ltd.*	6,700,000	1,532,953
Fountain Set (Holdings) Ltd.	9,913,500	4,386,566
Hongkong and Shanghai Hotels Ltd.	4,266,800	5,056,352
Link (REIT)*	1,950,500	4,239,765
Sun Hung Kai Properties Ltd.	468,000	4,893,794
(Cost $24,593,907)		20,109,430
India 0.9%
Infosys Technologies Ltd.	136,400	8,682,209
Ranbaxy Laboratories Ltd. (GDR)	252,300	2,404,419
(Cost $8,879,929)		11,086,628
Indonesia 0.3%
PT Telekomunikasi Indonesia (ADR) (Cost $2,243,293)	122,300	3,185,915
Israel 1.6%
Check Point Software Technologies Ltd.*	380,400	8,087,304
NICE Systems Ltd. (ADR)*	35,900	1,868,954
Teva Pharmaceutical Industries Ltd. (ADR) (a)	203,500	8,544,965
(Cost $16,262,984)		18,501,223
Italy 2.6%
Assicurazioni Generali SpA (a)	399,400	14,323,725
Capitalia SpA (a)	2,158,000	16,304,315
(Cost $21,203,530)		30,628,040
Japan 7.8%
FANUC Ltd.	102,800	8,673,527
Komatsu Ltd.	587,000	10,407,659
Mitsubishi Estate Co., Ltd. (a)	579,000	12,112,072
Mitsui Fudosan Co., Ltd.	646,000	13,489,083
Mizuho Financial Group, Inc.	2,416	19,245,149
Nomura Holdings, Inc.	592,000	11,207,003
Shinsei Bank Ltd.	2,548,000	17,222,197
(Cost $53,250,604)		92,356,690
Korea 7.2%
Daewoo Shipbuilding & Marine Engineering Co., Ltd.	307,500	8,284,296
Hana Financial Group, Inc.*	117,900	5,086,129
Hankook Tire Co., Ltd.	508,900	6,484,191
Hynix Semiconductor, Inc.*	171,900	5,792,404
Kumho Tire Co., Inc.	409,300	6,238,504
LG.Philips LCD Co., Ltd. (ADR)* (a)	246,500	5,467,370
POSCO (ADR)	226,900	13,260,036
Samsung Electronics Co., Ltd.	30,190	21,158,267
SK Corp.	117,810	7,256,009
Ssangyong Motor Co.*	987,200	6,785,809
(Cost $72,030,366)		85,813,015
Luxembourg 0.5%
Tenaris SA (ADR) (Cost $4,380,107)	39,600	6,341,940
Malaysia 1.2%
AMMB Holdings Bhd.	4,460,800	3,188,502
Resorts World Bhd.	1,637,000	5,724,978
RHB Capital Bhd.	7,483,600	4,963,629
(Cost $12,271,541)		13,877,109
Mexico 2.2%
Fomento Economico Mexicano SA de CV (ADR)	146,300	12,726,637
Grupo Aeroportuario del Pacifico SA de CV (ADR)*	26,500	763,200
Grupo Aeroportuario del Sureste SA de CV (ADR)	104,800	3,535,952
Grupo Televisa SA (ADR)	115,400	9,054,284
(Cost $20,191,787)		26,080,073
Netherlands 0.5%
ABN AMRO Holding NV (Cost $5,123,567)	205,500	5,985,231
Russia 1.6%
Mobile TeleSystems (ADR)	97,300	3,509,611
OAO Gazprom (ADR) (REG S) (a)	66,500	5,622,356
OAO Vimpel-Communications (ADR)*	88,800	3,907,200
Pyaterochka Holding NV (GDR) 144A*	344,700	5,491,071
(Cost $13,406,622)		18,530,238
Singapore 0.6%
DBS Group Holdings Ltd. (Cost $4,093,799)	689,000	6,931,575
South Africa 1.3%
Gold Fields Ltd.	49,313	1,089,806
Lewis Group Ltd.	950,800	9,375,542
Naspers Ltd. "N"	281,900	5,564,565
(Cost $12,449,752)		16,029,913
Spain 0.5%
Repsol YPF SA (ADR) (Cost $5,807,248)	208,000	5,826,080
Sweden 1.0%
Skandinaviska Enskilda Banken AB "A" (Cost $8,109,235)	535,900	11,846,753
Switzerland 2.5%
Credit Suisse Group (Registered)	125,527	6,948,869
Julius Baer Holding Ltd. (Registered)	166,985	14,347,996
Novartis AG (Registered) (a)	159,792	8,521,587
(Cost $21,023,938)		29,818,452
Taiwan 2.9%
AU Optronics Corp. (ADR)	376,906	5,996,574
Chunghwa Telecom Co., Ltd. (ADR)	601,900	11,375,910
Mega Financial Holding Co., Ltd.	4,612,000	3,502,709
Quanta Computer, Inc.	2,990,122	4,558,896
SinoPac Financial Holdings Co., Ltd.	6,464,000	3,414,286
Wan Hai Lines Ltd.	8,744,000	5,365,294
(Cost $32,729,012)		34,213,669
Thailand 1.1%
Bangkok Bank PCL (Foreign Registered)	1,401,500	4,531,676
Kasikornbank PCL (Foreign Registered)	1,121,600	1,971,896
Krung Thai Bank PCL (Foreign Registered)	6,315,100	1,986,084
PTT Chemical PCL (Foreign Registered)*	1,995,511	4,336,958
(Cost $10,527,525)		12,826,614
Turkey 0.3%
Turkcell Iletisim Hizmetleri AS (ADR) (Cost $2,759,665)	199,600	3,590,804
United Kingdom 5.3%
Anglo American PLC	285,024	10,645,422
GlaxoSmithKline PLC	616,980	15,668,504
Royal Bank of Scotland Group PLC	358,845	12,010,083
Vodafone Group PLC	3,104,275	5,932,369
William Morrison Supermarkets PLC	4,070,559	15,224,563
Woolworths Group PLC	5,907,726	3,495,093
(Cost $56,539,709)		62,976,034
United States 25.7%
AGCO Corp.*	545,500	10,664,525
Avocent Corp.*	147,500	4,927,975
Bunge Ltd.	317,400	17,993,406
Caremark Rx, Inc.*	197,300	9,815,675
Caterpillar, Inc.	155,900	11,393,172
Cisco Systems, Inc.*	1,274,700	25,799,928
Citigroup, Inc.	389,900	18,079,663
Coca-Cola Co.	303,400	12,733,698
Dell, Inc.*	348,700	10,112,300
E.I. du Pont de Nemours & Co.	285,200	11,476,448
ExxonMobil Corp.	316,100	18,766,857
General Electric Co.	507,900	16,694,673
General Mills, Inc.	193,100	9,510,175
Intel Corp.	333,800	6,876,280
Johnson & Johnson	138,700	7,996,055
Monsanto Co.	117,900	9,889,452
Newmont Mining Corp.	103,900	5,498,388
Oracle Corp.*	1,540,200	19,129,284
Pfizer, Inc.	846,400	22,167,216
Schlumberger Ltd.	96,300	11,074,500
Stillwater Mining Co.*	407,130	5,296,761
Symantec Corp.*	467,040	7,888,306
The Goldman Sachs Group, Inc.	82,500	11,656,425
Wyeth	208,300	10,373,340
Zimmer Holdings, Inc.*	130,500	9,027,991
(Cost $273,819,740)		304,842,493
Total Common Stocks (Cost $894,792,091)		1,100,232,338

Preferred Stocks 2.2%
Brazil 0.6%
Braskem SA "A" (Cost $6,073,594)	761,000	6,526,777
Germany 1.6%
Porsche AG (Cost $15,910,012)	22,449	18,898,083
Total Preferred Stocks (Cost $21,983,606)		25,424,860
	Principal Amount ($)	Value ($)

Other Investments 0.0%
Brazil
Companhia Vale do Rio Doce* (Cost $0)	389,000	8,921
	Shares	Value ($)

Exchange Traded Funds 2.5%
Malaysia 1.0%
iShares MSCI Malaysia Index Fund (a) (Cost $11,896,060)	1,654,700	12,145,498
United States 1.5%
iShares Nasdaq Biotechnology Index Fund* (a) (Cost $14,938,171)	210,300	17,688,333
Total Exchange Traded Funds (Cost $26,834,231)		29,833,831

Securities Lending Collateral 7.7%
Daily Assets Fund Institutional, 4.49% (b) (c) (Cost $91,650,600)	91,650,600	91,650,600

Cash Equivalents 1.0%
Cash Management QP Trust, 4.51% (d) (Cost $11,853,751)	11,853,751	11,853,751
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $1,047,114,279)+	106.1	1,259,004,301
Other Assets and Liabilities, Net	(6.1)	(71,856,403)
Net Assets	100.0	1,187,147,898

* Non-income producing security.

+ The cost for federal income tax purposes was $1,047,306,144. At February 28, 2006, net unrealized appreciation for all securities based on tax cost was $211,698,157. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $228,587,832 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $16,889,675.

(a) All or a portion of these securities were on loan (See Notes to Financial Statements). The value of all securities loaned at February 28, 2006 amounted to $88,077,516 which is 7.4% of net assets.

(b) Daily Assets Fund Institutional, an affiliated fund, is managed by Deutsche Asset Management, Inc. The rate shown is the annualized seven-day yield at period end.

(c) Represents collateral held in connection with securities lending.

(d) Cash Management QP Trust, an affiliated fund, is managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

ADR: American Depositary Receipt

GDR: Global Depositary Receipt

REIT: Real Estate Investment Trust

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of February 28, 2006 (Unaudited)
Assets
Investments: Investments in securities, at value (cost $943,609,928) — including $88,077,516 of securities loaned	$ 1,155,499,950
Investment in Cash Management QP Trust (cost $11,853,751)	11,853,751
Investment in Daily Assets Fund Institutional (cost $91,650,600)*	91,650,600
Total investments in securities, at value (cost $1,047,114,279)	1,259,004,301
Foreign currency, at value (cost $2,892,632)	2,913,281
Receivable for investments sold	28,367,413
Dividends receivable	2,231,807
Interest receivable	49,934
Receivable for Fund shares sold	1,764,497
Foreign taxes recoverable	137,853
Other assets	75,212
Total assets	1,294,544,298
Liabilities
Due to custodian bank	33,165
Payable upon return of securities loaned	91,650,600
Payable for investments purchased	12,902,677
Payable for Fund shares redeemed	900,582
Deferred foreign taxes	280,687
Accrued management fee	917,257
Other accrued expenses and payables	711,432
Total liabilities	107,396,400
Net assets, at value	$ 1,187,147,898
Net Assets
Net assets consist of: Undistributed net investment income	242,850
Net unrealized appreciation (depreciation) on: Investments (net of deferred foreign taxes of $280,687)	211,609,335
Foreign currency related transactions	45,598
Accumulated net realized gain (loss)	111,922,034
Paid-in capital	863,328,081
Net assets, at value	$ 1,187,147,898

* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of February 28, 2006 (Unaudited) (continued)
Net Asset Value
Class A Net Asset Value and redemption price(a) per share ($43,001,605 ÷ 1,294,132 shares of capital stock outstanding, $.01 par value, 50,000,000 shares authorized)	$ 33.23
Maximum offering price per share (100 ÷ 94.25 of $33.23)	$ 35.26

Class B

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($9,018,773 ÷ 274,241 shares of capital stock outstanding, $.01 par value, 50,000,000 shares authorized)

$ 32.89

Class C

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($11,557,386 ÷ 351,239 shares of capital stock outstanding, $.01 par value, 20,000,000 shares authorized)

$ 32.90
Class R Net Asset Value, offering and redemption price(a) per share ($2,547,451 ÷ 76,684 shares of capital stock outstanding, $.01 par value, 50,000,000 shares authorized)	$ 33.22
Class AARP Net Asset Value, offering and redemption price(a) per share ($131,724,733 ÷ 3,966,254 shares of capital stock outstanding, $.01 par value, 100,000,000 shares authorized)	$ 33.21
Class S Net Asset Value, offering and redemption price(a) per share ($989,297,950 ÷ 29,843,792 shares of capital stock outstanding, $.01 par value, 100,000,000 shares authorized)	$ 33.15

(a) Redemption price per share for shares held less than 30 days is equal to net asset value less a 2% redemption fee.

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the six months ended February 28, 2006 (Unaudited)
Investment Income
Income: Dividends (net of foreign taxes withheld of $585,199)	$ 7,352,227
Interest — Cash Management QP Trust	608,208
Interest	34,067
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	207,006
Total Income	8,201,508
Expenses: Management fee	5,124,020
Services to shareholders	1,049,879
Custodian and accounting fees	460,712
Distribution service fees	114,028
Auditing	46,245
Legal	23,358
Directors' fees and expenses	12,552
Reports to shareholders	36,877
Registration fees	30,074
Other	32,912
Total expenses before expense reductions	6,930,657
Expense reductions	(12,848)
Total expenses after expense reductions	6,917,809
Net investment income (loss)	1,283,699
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments (net of foreign tax of $376,700)	161,567,828
Foreign currency related transactions	(1,796,099)
159,771,729
Net unrealized appreciation (depreciation) during the period on: Investments (including deferred foreign tax credit of $158,615)	45,997,359
Foreign currency related transactions	420,658
46,418,017
Net gain (loss) on investment transactions	206,189,746
Net increase (decrease) in net assets resulting from operations	$ 207,473,445

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended February 28, 2006 (Unaudited)	Year Ended August 31, 2005
Operations: Net investment income (loss)	$ 1,283,699	$ 8,335,013
Net realized gain (loss) on investment transactions	159,771,729	129,301,435
Net unrealized appreciation (depreciation) during the period on investment transactions	46,418,017	101,215,247
Net increase (decrease) in net assets resulting from operations	207,473,445	238,851,695
Distributions to shareholders from: Net investment income: Class A	(100,775)	—
Class B	—	—
Class C	—	—
Class R	(4,792)	—
Class AARP	(735,876)	(215,495)
Class S	(7,603,039)	(2,782,236)
Net realized gains: Class A	(2,186,169)	—
Class B	(575,119)	—
Class C	(501,247)	—
Class R	(114,584)	—
Class AARP	(8,534,968)	—
Class S	(63,812,036)	—
Fund share transactions: Proceeds from shares sold	71,913,748	61,329,247
Reinvestment of distributions	79,083,471	2,786,771
Cost of shares redeemed	(69,871,919)	(142,965,450)
Redemption fees	3,548	2,044
Net increase (decrease) in net assets from Fund share transactions	81,128,848	(78,847,388)
Increase (decrease) in net assets	204,433,688	157,006,576
Net assets at beginning of period	982,714,210	825,707,634
Net assets at end of period (including undistributed net investment income of $242,850 and $7,403,633, respectively)	$ 1,187,147,898	$ 982,714,210

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A Years Ended August 31,	2006[a]	2005	2004	2003	2002	2001[b]
Selected Per Share Data
Net asset value, beginning of period	$ 29.60	$ 22.81	$ 20.42	$ 18.76	$ 23.14	$ 24.58
Income (loss) from investment operations: Net investment income (loss)[c]	(.01)	.13	—***	.12	.07	.04
Net realized and unrealized gain (loss) on investment transactions	6.04	6.66	2.65	1.69	(3.89)	(1.48)
Total from investment operations	6.03	6.79	2.65	1.81	(3.82)	(1.44)
Less distributions from: Net investment income	(.11)	—	(.26)	(.15)	(.41)	—
Net realized gain on investment transactions	(2.29)	—	—	—	(.15)	—
Total distributions	(2.40)	—	(.26)	(.15)	(.56)	—
Redemption fees	.00***	.00***	—	—	—	—
Net asset value, end of period	$ 33.23	$ 29.60	$ 22.81	$ 20.42	$ 18.76	$ 23.14
Total Return (%)[d]	21.09**	29.77[e]	12.99[e]	9.75	(16.80)	(5.86)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	43	26	17	15	14	18
Ratio of expenses before expense reductions (%)	1.59*	1.76	1.77	1.66	1.63	1.62*
Ratio of expenses after expense reductions (%)	1.59*	1.70	1.69	1.66	1.63	1.62*
Ratio of net investment income (loss) (%)	(.02)f**	.51	.04	.66	.34	.78*
Portfolio turnover rate (%)	133*	54	81	55	31	40

[a] For the six months ended February 28, 2006 (Unaudited).

[b] For the period from June 18, 2001 (commencement of operations of Class A shares) to August 31, 2001.

[c] Based on average shares outstanding during the period.

[d] Total return does not reflect the effect of any sales charges.

[e] Total return would have been lower had certain expenses not been reduced.

[f] The ratio for the six months ended February 28, 2006 has not been annualized since the Fund believes it would not be appropriate because the Fund's dividend income is not earned ratably throughout the fiscal year.

* Annualized

** Not annualized

*** Amount is less than $.005.

Class B Years Ended August 31,	2006[a]	2005	2004	2003	2002	2001[b]
Selected Per Share Data
Net asset value, beginning of period	$ 29.35	$ 22.79	$ 20.40	$ 18.73	$ 23.10	$ 24.58
Income (loss) from investment operations: Net investment income (loss)[c]	(.14)	(.07)	(.18)	(.03)	(.10)	—***
Net realized and unrealized gain (loss) on investment transactions	5.97	6.63	2.65	1.70	(3.90)	(1.48)
Total from investment operations	5.83	6.56	2.47	1.67	(4.00)	(1.48)
Less distributions from: Net investment income	—	—	(.08)	—***	(.22)	—
Net realized gain on investment transactions	(2.29)	—	—	—	(.15)	—
Total distributions	(2.29)	—	(.08)	—***	(.37)	—
Redemption fees	.00***	.00***	—	—	—	—
Net asset value, end of period	$ 32.89	$ 29.35	$ 22.79	$ 20.40	$ 18.73	$ 23.10
Total Return (%)[d]	20.52e**	28.78[e]	12.21[e]	8.93	(17.50)	(6.02)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	9	7	8	9	10	13
Ratio of expenses before expense reductions (%)	2.62*	2.69	2.58	2.45	2.43	2.41*
Ratio of expenses after expense reductions (%)	2.47*	2.47	2.47	2.45	2.43	2.41*
Ratio of net investment income (loss) (%)	(.46)f**	(.26)	(.74)	(.13)	(.46)	(.01)*
Portfolio turnover rate (%)	133*	54	81	55	31	40

[a] For the six months ended February 28, 2006 (Unaudited).

[b] For the period from June 18, 2001 (commencement of operations of Class B shares) to August 31, 2001.

[c] Based on average shares outstanding during the period.

[d] Total return does not reflect the effect of any sales charges.

[e] Total return would have been lower had certain expenses not been reduced.

[f] The ratio for the six months ended February 28, 2006 has not been annualized since the Fund believes it would not be appropriate because the Fund's dividend income is not earned ratably throughout the fiscal year.

* Annualized

** Not annualized

*** Amount is less than $.005.

Class C Years Ended August 31,	2006[a]	2005	2004	2003	2002	2001[b]
Selected Per Share Data
Net asset value, beginning of period	$ 29.35	$ 22.79	$ 20.39	$ 18.73	$ 23.10	$ 24.58
Income (loss) from investment operations: Net investment income (loss)[c]	(.13)	(.07)	(.16)	(.02)	(.09)	—***
Net realized and unrealized gain (loss) on investment transactions	5.97	6.63	2.64	1.69	(3.90)	(1.48)
Total from investment operations	5.84	6.56	2.48	1.67	(3.99)	(1.48)
Less distributions from: Net investment income	—	—	(.08)	(.01)	(.23)	—
Net realized gain on investment transactions	(2.29)	—	—	—	(.15)	—
Total distributions	(2.29)	—	(.08)	(.01)	(.38)	—
Redemption fees	.00***	.00***	—	—	—	—
Net asset value, end of period	$ 32.90	$ 29.35	$ 22.79	$ 20.39	$ 18.73	$ 23.10
Total Return (%)[d]	20.59**	28.78[e]	12.23[e]	8.91	(17.48)	(6.02)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	12	5	5	5	5	5
Ratio of expenses before expense reductions (%)	2.39*	2.62	2.56	2.44	2.40	2.39*
Ratio of expenses after expense reductions (%)	2.39*	2.47	2.46	2.44	2.40	2.39*
Ratio of net investment income (loss) (%)	(.42)f**	(.26)	(.73)	(.12)	(.43)	.01*
Portfolio turnover rate (%)	133*	54	81	55	31	40

[a] For the six months ended February 28, 2006 (Unaudited).

[b] For the period from June 18, 2001 (commencement of operations of Class C shares) to August 31, 2001.

[c] Based on average shares outstanding during the period.

[d] Total return does not reflect the effect of any sales charges.

[e] Total return would have been lower had certain expenses not been reduced.

[f] The ratio for the six months ended February 28, 2006 has not been annualized since the Fund believes it would not be appropriate because the Fund's dividend income is not earned ratably throughout the fiscal year.

* Annualized

** Not annualized

*** Amount is less than $.005.

Class R Years Ended August 31,	2006[a]	2005	2004[b]
Selected Per Share Data
Net asset value, beginning of period	$ 29.63	$ 22.89	$ 21.69
Income (loss) from investment operations: Net investment income (loss)[c]	(.05)	.06	.02
Net realized and unrealized gain (loss) on investment transactions	6.03	6.68	1.37
Total from investment operations	5.98	6.74	1.39
Less distributions from: Net investment income	(.10)	—	(.19)
Net realized gain on investment transactions	(2.29)	—	—
Total distributions	(2.39)	—	—
Redemption fees	.00***	.00***	—
Net asset value, end of period	$ 33.22	$ 29.63	$ 22.89
Total Return (%)	20.89**	29.45[d]	6.38d**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	3	1.5
Ratio of expenses before expense reductions (%)	1.85*	2.27	1.87*
Ratio of expenses after expense reductions (%)	1.85*	1.96	1.82*
Ratio of net investment income (loss) (%)	(.15)e**	.25	.13*
Portfolio turnover rate (%)	133*	54	81

[a] For the six months ended February 28, 2006 (Unaudited).

[b] For the period from November 3, 2003 (commencement of operations of Class R shares) to August 31, 2004.

[c] Based on average shares outstanding during the period.

[d] Total return would have been lower had certain expenses not been reduced.

[e] The ratio for the six months ended February 28, 2006 has not been annualized since the Fund believes it would not be appropriate because the Fund's dividend income is not earned ratably throughout the fiscal year.

* Annualized

** Not annualized

*** Amount is less than $.005.

Class AARP Years Ended August 31,	2006[a]	2005	2004	2003	2002	2001[b]
Selected Per Share Data
Net asset value, beginning of period	$ 29.64	$ 22.82	$ 20.42	$ 18.77	$ 23.16	$ 27.40
Income (loss) from investment operations: Net investment income(c)	.03	.20	.05	.16	.13	.22
Net realized and unrealized gain (loss) on investment transactions	6.03	6.67	2.67	1.69	(3.90)	(4.31)
Total from investment operations	6.06	6.87	2.72	1.85	(3.77)	(4.09)
Less distributions from: Net investment income	(.20)	(.05)	(.32)	(.20)	(.47)	(.05)
Net realized gain on investment transactions	(2.29)	—	—	—	(.15)	(.10)
Total distributions	(2.49)	(.05)	(.32)	(.20)	(.62)	(.15)
Redemption fees	.00***	.00***	—	—	—	—
Net asset value, end of period	$ 33.21	$ 29.64	$ 22.82	$ 20.42	$ 18.77	$ 23.16
Total Return (%)	21.20**	30.10	13.35[d]	10.00	(16.62)	(14.99)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	132	111	93	87	90	126
Ratio of expenses before expense reductions (%)	1.37*	1.44	1.49	1.43	1.35	1.30e*
Ratio of expenses after expense reductions (%)	1.37*	1.44	1.45	1.43	1.35	1.30e*
Ratio of net investment income (%)	.09f**	.77	.28	.89	.62	.90*
Portfolio turnover rate (%)	133*	54	81	55	31	40

[a] For the six months ended February 28, 2006 (Unaudited).

[b] For the period from September 11, 2000 (commencement of operations of Class AARP shares) to August 31, 2001.

[c] Based on average shares outstanding during the period.

[d] Total return would have been lower had certain expenses not been reduced.

[e] The ratio of operating expenses includes a one-time reduction in fund complex reorganization costs from fiscal 2000. This ratio without this reduction was 1.34%.

[f] The ratio for the six months ended February 28, 2006 has not been annualized since the Fund believes it would not be appropriate because the Fund's dividend income is not earned ratably throughout the fiscal year.

* Annualized

** Not annualized

*** Amount is less than $.005.

Class S Years Ended August 31,	2006[a]	2005	2004	2003	2002	2001
Selected Per Share Data
Net asset value, beginning of period	$ 29.64	$ 22.82	$ 20.41	$ 18.76	$ 23.15	$ 31.36
Income (loss) from investment operations: Net investment income(b)	.04	.25	.07	.16	.13	.21
Net realized and unrealized gain (loss) on investment transactions	6.03	6.66	2.66	1.69	(3.90)	(4.77)
Total from investment operations	6.07	6.91	2.73	1.85	(3.77)	(4.56)
Less distributions from: Net investment income	(.27)	(.09)	(.32)	(.20)	(.47)	(.25)
Net realized gain on investment transactions	(2.29)	—	—	—	(.15)	(3.40)
Total distributions	(2.56)	(.09)	(.32)	(.20)	(.62)	(3.65)
Redemption fees	.00***	.00***	—	—	—	—
Net asset value, end of period	$ 33.15	$ 29.64	$ 22.82	$ 20.41	$ 18.76	$ 23.15
Total Return (%)	21.28**	30.35	13.36[c]	10.01	(16.62)	(16.34)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	989	832	703	705	756	1,090
Ratio of expenses (%)	1.27*	1.25	1.42	1.43	1.35	1.34[d]
Ratio of net investment income (%)	.14e**	.96	.31	.89	.62	.86
Portfolio turnover rate (%)	133*	54	81	55	31	40

[a] For the six months ended February 28, 2006 (Unaudited).

[b] Based on average shares outstanding during the period.

[c] Total return would have been lower had certain expenses not been reduced.

[d] The ratio of operating expenses includes a one-time reduction in fund complex reorganization costs from fiscal 2000. This ratio without this reduction was 1.34%.

[e] The ratio for the six months ended February 28, 2006 has not been annualized since the Fund believes it would not be appropriate because the Fund's dividend income is not earned ratably throughout the fiscal year.

* Annualized

** Not annualized

*** Amount is less than $.005.

Notes to Financial Statements (Unaudited)

A. Significant Accounting Policies

DWS Global Thematic Fund (formerly Scudder Global Fund) (the "Fund") is a diversified series of DWS Global/International Fund, Inc. (the "Corporation") which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Maryland Corporation.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered to investors without an initial sales charge but are subject to higher ongoing expenses than Class A and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class. Class R shares are only available to participants in certain retirement plans and are offered to investors without an initial sales charge or contingent deferred sales charge. Shares of Class AARP were designed for members of AARP (see Note C, under the caption Other Related Parties). Class AARP and S shares are not subject to initial or contingent deferred sales charges. Class S shares are no longer available to new investors except under certain circumstances. (Please refer to the Fund's Statement of Additional Information).

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution service fees, services to shareholders, and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities are valued at the most recent sale price or official closing price reported on the exchange (US or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Directors. The Fund may use a fair valuation model to value international equity securities in order to adjust for events which may occur between the close of the foreign exchanges and the close of the New York Stock Exchange.

Foreign Currency Translations. The books and records of the Fund are maintained in US dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into US dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into US dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the US dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gains and losses on investment securities.

Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract ("forward currency contract") is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. The Fund may enter into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign currency denominated portfolio holdings and to facilitate transactions in foreign currency denominated securities.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain (loss) is recorded daily. Sales and purchases of forward currency contracts having the same settlement date and broker are offset and any gain (loss) is realized on the date of offset; otherwise, gain (loss) is realized on settlement date. Realized and unrealized gains and losses which represent the difference between the value of a forward currency contract to buy and a forward currency contract to sell are included in net realized and unrealized gain (loss) from foreign currency related transactions.

Certain risks may arise upon entering into forward currency contracts from the potential inability of counterparties to meet the terms of their contracts. Additionally, when utilizing forward currency contracts to hedge, the Fund gives up the opportunity to profit from favorable exchange rate movement during the term of the contract.

Securities Lending. The Fund may lend securities to financial institutions. The Fund retains beneficial ownership of the securities it has loaned and continues to receive interest and dividends paid by the securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of liquid, unencumbered assets having a value at least equal to the value of the securities loaned. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to Exemptive Orders issued by the SEC. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of fees paid to the lending agent. Either the Fund or the borrower may terminate the loan. The Fund is subject to all investment risks associated with the value of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

Additionally, based on the Fund's understanding of the tax rules and rates related to income, gains and transactions for the foreign jurisdictions in which it invests, the Fund will provide for foreign taxes, and where appropriate, deferred foreign taxes.

Distribution of Income and Gains. Net investment income of the Fund, if any, is declared and distributed to shareholders annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to investments in foreign denominated investments, forward currency contracts, recognition of certain foreign currency gains (losses) as ordinary income (loss) and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The tax character of current year distributions will be determined at the end of the current fiscal year.

Redemption Fees. The Fund imposes a redemption fee of 2% of the total redemption amount on the Fund shares redeemed or exchanged within 30 days of buying them, either by purchase or exchange. This fee is assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in capital.

Expenses. Expenses of the Corporation arising in connection with a specific fund are allocated to that fund. Other Corporation expenses which cannot be directly attributed to a fund are apportioned among the funds in the Corporation.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset valuation calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis.

B. Purchases and Sales of Securities

During the six months ended February 28, 2006, purchases and sales of investment securities (excluding short-term investments) aggregated $713,147,053 and $686,033,071, respectively.

C. Related Parties

Management Agreement. Under the Management Agreement with Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Advisor provides certain administrative services in accordance with the Management Agreement. The management fee payable under the Management Agreement is equal to an annual rate of 1% of the first $500,000,000 of the Fund's average daily net assets, 0.95% of the next $500,000,000 of such net assets, 0.90% of the next $500,000,000 of such net assets, 0.85% of the next $500,000,000 of such net assets and 0.80% of such net assets in excess of $2,000,000,000, computed and accrued daily and payable monthly. Accordingly, for the six months ended February 28, 2006, the fee pursuant to the Management Agreement was equivalent to an annualized effective rate of 0.97% of the Fund's average daily net assets.

For the six months ended February 28, 2006, and through May 31, 2006, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the Fund to the extent necessary to maintain the operating expenses of each class at 1.455%, 1.475%, 1.465%, 1.445% and 1.445% of average daily net assets for Class A, B, C, AARP and S shares, respectively (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest, Rule 12b-1 and/or service fees, director and director counsel fees and organizational and offering expenses). For Class R shares, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay operating expenses at 1.955% of average daily net assets, (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, and director and director counsel fees).

Service Provider Fees. DWS Scudder Investments Service Company ("DWS-SISC"), an affiliate of the Advisor, is the Fund's transfer agent, shareholder service and dividend-paying agent for Class A, B, C and R shares of the Fund. DWS Scudder Service Corporation ("DWS-SSC"), a subsidiary of the Advisor, is the transfer, shareholder service and dividend-paying agent for Class AARP and S shares of the Fund. Pursuant to a sub-transfer agency agreement among DWS-SISC, DWS-SSC and DST Systems, Inc. ("DST"), DWS-SISC and DWS-SSC have delegated certain transfer agent and dividend-paying agent functions to DST. DWS-SISC and DWS-SSC compensate DST out of the shareholder servicing fee they receive from the Fund. For the six months ended February 28, 2006, the amounts charged to the Fund by DWS-SISC and DWS-SSC were as follows:

Services to Shareholders	Total Aggregated	Waived	Unpaid at February 28, 2006
Class A	$ 33,470	$ —	$ 18,311
Class B	19,333	5,564	4,940
Class C	9,285	—	5,271
Class R	1,879	—	1,137
Class AARP	149,731	—	74,473
Class S	482,713	—	242,825
	$ 696,411	$ 5,564	$ 346,957

DWS Scudder Fund Accounting Corporation ("DWS-SFAC"), an affiliate of the Advisor, is responsible for computing the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. DWS-SFAC has retained State Street Bank and Trust Company to provide certain administrative, fund accounting and record-keeping services to the Fund. For the six months ended February 28, 2006, the amount charged to the Fund by DWS-SFAC for accounting services aggregated $240,796, of which $27,851 is unpaid.

Distribution Service Agreement. Under the Distribution Service Agreement, in accordance with Rule 12b-1 under the 1940 Act, DWS Scudder Distributors, Inc., ("DWS-SDI"), a subsidiary of the Advisor, receives a fee ("Distribution Fee") of 0.75%, 0.75% and 0.25% of average daily net assets of Class B, C and R shares, respectively. Pursuant to the agreement, DWS-SDI enters into related selling group agreements with various firms at various rates for sales of Class B, C and R shares. For the six months ended February 28, 2006, the Distribution Fee was as follows:

Services to Shareholders	Total Aggregated	Unpaid at February 28, 2006
Class B	$ 29,535	$ 5,447
Class C	26,463	6,121
Class R	1,992	457
	$ 57,990	$ 12,025

In addition, DWS-SDI provides information and administrative services ("Service Fee") to Class A, B, C and R shareholders at an annualized rate of up to 0.25% of average daily net assets for each such class. DWS-SDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the six months ended February 28, 2006, the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at February 28, 2006	Annualized Effective Rate
Class A	$ 35,782	$ 8,209.24%
Class B	9,613	1,645.24%
Class C	8,733	1,904.25%
Class R	1,910	766.24%
	$ 56,038	$ 12,524

Underwriting Agreement and Contingent Deferred Sales Charge. DWS-SDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the six months ended February 28, 2006, aggregated $8,491.

In addition, DWS-SDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates, ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the six months ended February 28, 2006, the CDSC for Class B and C shares aggregated $13,462 and $651, respectively. A deferred sales charge of up to 1% is assessed on certain redemptions of Class A shares. There were no deferred sales charges paid for Class A for the six months ended February 28, 2006.

Typesetting and Filing Service Fees. Under an agreement with DeIM, the Advisor is compensated for providing typesetting and regulatory filing services to the Fund. For the six months ended February 28, 2006, the amount charged to the Fund by DeIM included in reports to shareholders aggregated $13,080, of which $6,720 is unpaid.

Directors' Fees and Expenses. The Fund pays each Director not affiliated with the Advisor retainer fees plus specified amounts for attended board and committee meetings.

Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Cash Management QP Trust (the "QP Trust") and other affiliated funds managed by the Advisor. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay the Advisor a management fee for the affiliated funds' investments in the QP Trust.

Other Related Parties. Through December 31, 2005, AARP through its affiliate, AARP Services, Inc., monitored and approved the AARP Investment Program from DWS Scudder, but did not act as an investment advisor or recommend specific mutual funds. The contractual relationship between DWS Scudder and AARP ended on December 31, 2005. As a result, the funds are no longer part of the AARP Investment Program and the AARP name and logo will be phased out in 2006. The funds will continue to be managed by Deutsche Asset Management and its affiliates.

D. Expense Reductions

For the six months ended February 28, 2006, the Advisor agreed to reimburse the Fund $7,284, which represents a portion of the fee savings expected to be realized by the Advisor related to the outsourcing by the Advisor of certain administrative services to an unaffiliated service provider.

E. Line of Credit

The Fund and several other affiliated funds (the "Participants") share in a $1.1 billion revolving credit facility administered by J.P. Morgan Chase Bank for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5 percent. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

F. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Six Months Ended February 28, 2006		Year Ended August 31, 2005
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	566,222	$ 18,130,687	561,268	$ 14,695,924
Class B	58,777	1,848,253	55,537	1,457,582
Class C	189,359	6,004,107	75,077	1,949,089
Class R	38,602	1,218,563	22,425	618,830
Class AARP	206,730	6,510,741	227,224	6,061,444
Class S	1,214,278	38,201,397	1,382,888	36,546,378
		$ 71,913,748		$ 61,329,247
Shares issued to shareholders in reinvestment of distributions
Class A	70,889	$ 2,162,806	—	$ —
Class B	18,032	545,295	—	—
Class C	14,957	452,458	—	—
Class R	3,913	119,376	—	—
Class AARP	286,458	8,731,243	7,679	201,655
Class S	2,204,869	67,072,293	98,631	2,585,116
		$ 79,083,471		$ 2,786,771
Shares redeemed
Class A	(208,516)	$ (6,555,397)	(428,631)	$ (11,232,441)
Class B	(52,442)	(1,640,540)	(149,951)	(3,915,922)
Class C	(36,858)	(1,162,146)	(112,980)	(2,983,604)
Class R	(3,873)	(121,032)	(4,538)	(122,174)
Class AARP	(288,367)	(9,132,838)	(530,864)	(14,018,617)
Class S	(1,635,265)	(51,259,966)	(4,224,467)	(110,692,692)
		$ (69,871,919)		$ (142,965,450)
Redemption fees		$ 3,548		$ 2,044
Net increase (decrease)
Class A	428,595	$ 13,739,425	132,637	$ 3,463,638
Class B	24,367	753,025	(94,414)	(2,458,320)
Class C	167,458	5,295,775	(37,903)	(1,034,509)
Class R	38,642	1,216,907	17,887	497,482
Class AARP	204,821	6,109,146	(295,961)	(7,755,518)
Class S	1,783,882	54,014,570	(2,742,948)	(71,560,161)
		$ 81,128,848		$ (78,847,388)

G. Regulatory Matters and Litigation

Market Timing Related Regulatory and Litigation Matters. Since at least July 2003, federal, state and industry regulators have been conducting ongoing inquiries and investigations ("inquiries") into the mutual fund industry, and have requested information from numerous mutual fund companies, including DWS Scudder. The DWS funds' advisors have been cooperating in connection with these inquiries and are in discussions with the regulators concerning proposed settlements. Publicity about mutual fund practices arising from these industry-wide inquiries serves as the general basis of a number of private lawsuits against the DWS funds. These lawsuits, which previously have been reported in the press, involve purported class action and derivative lawsuits, making various allegations and naming as defendants various persons, including certain DWS funds, the funds' investment advisors and their affiliates, and certain individuals, including in some cases fund Trustees/Directors, officers, and other parties. Each DWS fund's investment advisor has agreed to indemnify the applicable DWS funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making allegations similar to these lawsuits regarding market timing, revenue sharing, fund valuation or other subjects arising from or related to the pending inquiries. It is not possible to determine with certainty what the outcome of these inquiries will be or what the effect, if any, would be on the funds or their advisors.

With respect to the lawsuits, based on currently available information, the funds' investment advisors believe the likelihood that the pending lawsuits will have a material adverse financial impact on a DWS fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the DWS funds.

With respect to the regulatory matters, Deutsche Asset Management ("DeAM") has advised the funds as follows:

DeAM expects to reach final agreements with regulators early in 2006 regarding allegations of improper trading in the DWS funds. DeAM expects that it will reach settlement agreements with the Securities and Exchange Commission, the New York Attorney General and the Illinois Secretary of State providing for payment of disgorgement, penalties, and investor education contributions totaling approximately $134 million. Approximately $127 million of this amount would be distributed to shareholders of the affected DWS funds in accordance with a distribution plan to be developed by an independent distribution consultant. DeAM does not believe that any of the DWS funds will be named as respondents or defendants in any proceedings. The funds' investment advisors do not believe these amounts will have a material adverse financial impact on them or materially affect their ability to perform under their investment management agreements with the DWS funds. The above-described amounts are not material to Deutsche Bank, and they have already been reserved.

Based on the settlement discussions thus far, DeAM believes that it will be able to reach a settlement with the regulators on a basis that is generally consistent with settlements reached by other advisors, taking into account the particular facts and circumstances of market timing at DeAM and at the legacy Scudder and Kemper organizations prior to their acquisition by DeAM in April 2002. Among the terms of the expected settled orders, DeAM would be subject to certain undertakings regarding the conduct of its business in the future, including maintaining existing management fee reductions for certain funds for a period of five years. DeAM expects that these settlements would resolve regulatory allegations that it violated certain provisions of federal and state securities laws (i) by entering into trading arrangements that permitted certain investors to engage in market timing in certain DWS funds and (ii) by failing more generally to take adequate measures to prevent market timing in the DWS funds, primarily during the 1999-2001 period. With respect to the trading arrangements, DeAM expects that the settlement documents will include allegations related to one legacy DeAM arrangement, as well as three legacy Scudder and six legacy Kemper arrangements. All of these trading arrangements originated in businesses that existed prior to the current DeAM organization, which came together in April 2002 as a result of the various mergers of the legacy Scudder, Kemper and Deutsche fund groups, and all of the arrangements were terminated prior to the start of the regulatory investigations that began in the summer of 2003. No current DeAM employee approved the trading arrangements.

There is no certainty that the final settlement documents will contain the foregoing terms and conditions. The independent Trustees/Directors of the DWS funds have carefully monitored these regulatory investigations with the assistance of independent legal counsel and independent economic consultants.

Other Regulatory Matters. DeAM is also engaged in settlement discussions with the Enforcement Staffs of the SEC and the NASD regarding DeAM's practices during 2001-2003 with respect to directing brokerage commissions for portfolio transactions by certain DWS funds to broker-dealers that sold shares in the DWS funds and provided enhanced marketing and distribution for shares in the DWS funds. In addition, on January 13, 2006, DWS Scudder Distributors, Inc. received a Wells notice from the Enforcement Staff of the NASD regarding DWS Scudder Distributors' payment of non-cash compensation to associated persons of NASD member firms, as well as DWS Scudder Distributors' procedures regarding non-cash compensation regarding entertainment provided to such associated persons.

Other Information

Additional information announced by Deutsche Asset Management regarding the terms of the expected settlements referred to in the Market Timing Related Regulatory and Litigation Matters and Other Regulatory Matters in the Notes to Financial Statements will be made available at www.dws-scudder.com/regulatory_settlements, which will also disclose the terms of any final settlement agreements once they are announced.

Investment Management Agreement Approval

The Fund's Directors approved the continuation DWS Global Thematic Fund's current investment management agreement with DeIM in September 2005.

In terms of the process the Directors followed prior to approving the contract, shareholders should know that:

At the present time, all of your Fund's Directors — including the chair of the board — are independent of DeIM and its affiliates. If all of the nominees included in the Fund's recent proxy statement are elected, all but one Trustee would be independent of DeIM and its affiliates.

The Directors meet frequently to discuss fund matters. Each year, the Directors dedicate part or all of several meetings to contract review matters.

The Directors regularly meet privately with their independent counsel (and, as needed, other advisors) to discuss contract review and other matters.

DeIM and its predecessors (Deutsche Bank acquired Scudder in 2002) have managed the Fund since inception, and the Directors believe that a long-term relationship with a capable, conscientious advisor is in the best interest of shareholders. As you may know, DeIM is part of Deutsche Bank, a major global banking institution that is engaged in a wide range of financial services. The Directors believe that there are significant advantages to being part of a global asset management business that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts with research capabilities in many countries throughout the world.

Shareholders may focus primarily on fund performance and fees, but the Fund's Directors consider these and many other factors, including the quality and integrity of DeIM's personnel and such other issues as back-office operations, fund valuations, and compliance policies and procedures. The Directors note approvingly that DeIM has worked with them to implement new, forward-looking policies and procedures in many important areas, such as those involving brokerage commissions and so-called "soft dollars," even when not obligated to do so by law or regulation.

In determining to approve the continuation of the Fund's current investment management agreement, the Board considered factors that it believes relevant to the interests of Fund shareholders, including:

The investment management fee schedule for the Fund, including (i) comparative information provided by Lipper regarding investment management fee rates paid to other investment advisors by similar funds and (ii) fee rates paid to DeIM by similar funds and institutional accounts advised by DeIM. With respect to management fees paid to other investment advisors by similar funds, the Directors noted that the fee rates paid by the Fund (Class S shares) were higher than the median (4th quartile) of the applicable Lipper universe as of December 31, 2004. The Board gave only limited consideration to fees paid by similar institutional accounts advised by DeIM, in light of the material differences in the scope of services provided to mutual funds as compared to those provided to institutional accounts. Taking into account the foregoing, the Board concluded that the fee schedule in effect for the Fund represents reasonable compensation in light of the nature, extent and quality of the investment services being provided to the Fund.

The extent to which economies of scale would be realized as the Fund grows. In this regard, the Board noted that the Fund's investment management fee schedule includes fee breakpoints. The Board concluded that the Fund's fee schedule represents an appropriate sharing between Fund shareholders and DeIM of such economies of scale as may exist in the management of the Fund at current asset levels.

The total operating expenses of the Fund, including relative to the Fund's peer group as determined by Lipper. In this regard, the Board noted that the total expenses of the Fund (Class S shares) for the year ending December 31, 2004 were lower than the median (1st quartile) of the applicable Lipper universe. The Board also considered that the various expense limitations agreed to by DeIM effectively limit the ability of the Fund to experience a material increase in total expenses prior to the Board's next annual review of the Fund's contractual arrangements, and also serve to ensure that the Fund's total operating expenses would be competitive relative to the applicable Lipper universe.

The investment performance of the Fund and DeIM, both absolute and relative to various benchmarks and industry peer groups. The Board noted that for the one-, three- and five-year periods ended June 30, 2005, the Fund's performance (Class S shares) was in the 1st quartile, 2nd quartile and 1st quartile, respectively, of the applicable Lipper universe. The Board also observed that the Fund has outperformed its benchmark in the one-, three- and five-year periods ended June 30, 2005. The Board recognized that DeIM has made significant changes in its investment personnel and processes in recent years in an effort to improve long-term performance.

The nature, extent and quality of the advisory services provided by DeIM. The Board considered extensive information regarding DeIM, including DeIM's personnel (including particularly those personnel with responsibilities for providing services to the Fund), resources, policies and investment processes. The Board also considered the terms of the current investment management agreement, including the scope of services provided under the agreement. In this regard, the Board concluded that the quality and range of services provided by DeIM have benefited and should continue to benefit the Fund and its shareholders.

The costs of the services to, and profits realized by, DeIM and its affiliates from their relationships with the Fund. The Board reviewed information concerning the costs incurred and profits realized by DeIM during 2004 from providing investment management services to the Fund (and, separately, to the entire DWS fund complex), and reviewed with DeIM the cost allocation methodology used to determine DeIM's profitability. In analyzing DeIM's costs and profits, the Board also reviewed the fees paid to and services provided by DeIM and its affiliates with respect to administrative services, fund accounting, shareholder servicing and distribution (including fees paid pursuant to 12b-1 plans). As part of this review, the Board considered information provided by an independent accounting firm engaged to review DeIM's cost allocation methodology and calculations. The Board concluded that the Fund's investment management fee schedule represented reasonable compensation in light of the costs incurred by DeIM and its affiliates in providing services to the Fund. The Board also reviewed information regarding the profitability of certain similar investment management firms. The Board noted that while information regarding the profitability of such firms is limited, Deutsche Asset Management's overall profitability with respect to the DWS fund complex (after taking into account distribution and other services provided to the funds by DeIM and its affiliates) was lower than the overall profitability levels of most comparable firms for which such data was available.

The practices of DeIM regarding the selection and compensation of brokers and dealers executing portfolio transactions for the Fund, including DeIM's soft dollar practices. In this regard, the Board observed that DeIM had voluntarily terminated the practice of allocating brokerage commissions to acquire research services from third-party service providers. The Board indicated that it would continue to monitor the allocation of the Fund's brokerage to ensure that the principle of "best price and execution" remains paramount in the portfolio trading process.

DeIM's commitment to and record of compliance, including its written compliance policies and procedures. In this regard, the Board considered DeIM's commitment to indemnify the Fund against any costs and liabilities related to lawsuits or regulatory actions making allegations regarding market timing, revenue sharing, fund valuation or other subjects arising from or relating to pending regulatory inquiries. The Board also considered the significant attention and resources dedicated by DeIM to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience and seniority of DeIM's chief compliance officer, who reports to the Board; (ii) the large number of compliance personnel who report to DeIM's chief compliance officer; and (iii) the substantial commitment of resources by Deutsche Asset Management to compliance matters.

Deutsche Bank's commitment to restructuring and growing its US mutual fund business. The Board considered recent and ongoing efforts by Deutsche Bank to restructure its US mutual fund business to improve efficiency and competitiveness and to reduce compliance and operational risk. The Board considered assurances received from Deutsche Bank that it would commit the resources necessary to maintain high quality services to the Fund and its shareholders while various organizational initiatives are being implemented. The Board also considered Deutsche Bank's strategic plans for investing in the growth of its US mutual fund business, the potential benefits to Fund shareholders and Deutsche Bank's management of the DWS fund group, one of Europe's most successful fund groups.

The Board evaluated the current investment management arrangements in light of the proposed changes to such arrangements being submitted to shareholders and the fact that the current agreements would be continued only until the changes could be implemented. Based on all of the foregoing, the Board determined to continue the Fund's current investment management agreement, and concluded that the continuation of such agreement was in the best interests of the Fund's shareholders.

In reaching this conclusion the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, many of which were in executive session with only the Independent Directors and their counsel present. It is possible that individual Directors may have weighed these factors differently in reaching their individual decisions to approve the continuation of the current agreement.

Account Management Resources

For shareholders of Classes A, B and C
Automated Information Lines

InvestorACCESS (800) 972-3060

Personalized account information, information on other DWS funds and services via touchtone telephone and for Classes A, B, and C only, the ability to exchange or redeem shares.

Web Site

www.dws-scudder.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.

Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 621-1048 To speak with a DWS Scudder service representative.
Written Correspondence	DWS Scudder PO Box 219356 Kansas City, MO 64121-9356
Proxy Voting

A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — www.dws-scudder.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at 1-800-621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
	Class A	Class B	Class C
Nasdaq Symbol	SGQAX	SGQBX	SGQCX
CUSIP Number	233379-817	233379-791	233379-783
Fund Number	407	607	707
For shareholders of Class R
Automated Information Lines	DWS Scudder Flex Plan Access (800) 532-8411 24-hour access to your retirement plan account.
Web Site

www.dws-scudder.com

Click "Retirement Plans" to reallocate assets, process transactions and review your funds through our secure online account access.

Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 543-5776 To speak with a DWS Scudder service representative.
Written Correspondence	DWS Scudder Investments Service Company 222 South Riverside Plaza Chicago, IL 60606-5806
Proxy Voting

A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — www.dws-scudder.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at 1-800-621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
Nasdaq Symbol	SGQRX
CUSIP Number	233379-767
Fund Number	1512
For shareholders of Class AARP and Class S
Automated Information Lines	SAILTM (800) 343-2890
Personalized account information, the ability to exchange or redeem shares, and information on other DWS funds and services via touchtone telephone.
Web Site	www.dws-scudder.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.

Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 728-3337 To speak with a DWS Scudder service representative.
Written Correspondence	DWS Scudder PO Box 219669 Kansas City, MO 64121-9669
Proxy Voting

A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — www.dws-scudder.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at 1-800-621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
	Class AARP	Class S
Nasdaq Symbol	ACOBX	SCOBX
Fund Number	107	7

Privacy Statement

This privacy statement is issued by DWS Scudder Distributors, Inc., Deutsche Investment Management Americas, Inc., Deutsche Asset Management, Inc., Investment Company Capital Corporation, DeAM Investor Services, Inc., DWS Trust Company and the DWS Funds.

We never sell customer lists or individual client information. We consider privacy fundamental to our client relationships and adhere to the policies and practices described below to protect current and former clients' information. Internal policies are in place to protect confidentiality, while allowing client needs to be served. Only individuals who need to do so in carrying out their job responsibilities may access client information. We maintain physical, electronic and procedural safeguards that comply with federal and state standards to protect confidentiality. These safeguards extend to all forms of interaction with us, including the Internet.

In the normal course of business, clients give us nonpublic personal information on applications and other forms, on our websites, and through transactions with us or our affiliates. Examples of the nonpublic personal information collected are name, address, Social Security number and transaction and balance information. To be able to serve our clients, certain of this client information is shared with affiliated and nonaffiliated third party service providers such as transfer agents, custodians, and broker-dealers to assist us in processing transactions and servicing your account with us. In addition, we may disclose all of the information we collect to companies that perform marketing services on our behalf or to other financial institutions with which we have joint marketing agreements. The organizations described above that receive client information may only use it for the purpose designated by the companies listed above.

We may also disclose nonpublic personal information about you to other parties as required or permitted by law. For example, we are required or we may provide information to government entities or regulatory bodies in response to requests for information or subpoenas, to private litigants in certain circumstances, to law enforcement authorities, or any time we believe it necessary to protect the firm.

Questions on this policy may be sent to:

DWS Scudder
Attention: Correspondence — Chicago
P.O. Box 219415, Kansas City, MO 64121-9415

For Class S only:

DWS Scudder
Attention: Correspondence,
P.O. Box 219669, Kansas City, MO 64121-9669

February 2006

Notes

Notes

Notes

ITEM 2.	CODE OF ETHICS.

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not Applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not Applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not Applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The Committee on Independent Trustees/Directors selects and nominates Independent Trustees/Directors. Fund shareholders may also submit nominees that will be considered by the committee when a Board vacancy occurs. Submissions should be mailed to: c/o Dawn-Marie Driscoll, PO Box 100176, Cape Coral, FL 33910.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)

The Chief Executive and Financial Officers concluded that the Registrant's Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)

There have been no changes in the registrant's internal control over financial reporting that occurred during the registrant's last half-year (the registrant's second fiscal half-year in the case of the annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal controls over financial reporting.

ITEM 12.	EXHIBITS.

(a)(1)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

Form N-CSRS Item F

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS Global Thematic Fund, a series of DWS Global/International Fund, Inc.

By:	/s/Michael Colon
Michael Colon

President

Date:	April 26, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:	DWS Global Thematic Fund, a series of DWS Global/International Fund, Inc.

By:	/s/Michael Colon
Michael Colon

President

Date:	April 26, 2006

By:	/s/Paul Schubert
Paul Schubert

Chief Financial Officer and Treasurer

Date:	April 26, 2006